UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2019

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey		08057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 5, 2019, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), and TRHC PW Acquisition, LLC, a Nevada limited liability company and a wholly-owned subsidiary of TRHC (“Merger Sub”), entered into, and consummated the transactions contemplated by, a Merger Agreement (the “Merger Agreement”), by and among TRHC, Merger Sub, Prescribe Wellness, LLC, a Nevada limited liability company (“Prescribe Wellness”) and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the initial Holder Representative. Under the terms of the Merger Agreement, Merger Sub merged with and into Prescribe Wellness, with Prescribe Wellness surviving as a wholly-owned subsidiary of TRHC (the “Merger”).   Capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement.

At the closing of the Merger, TRHC paid $150 million in cash consideration, subject to adjustments set forth in the Merger Agreement (the “Closing Consideration”).  A portion of the Closing Consideration is being held in escrow to secure potential claims by TRHC for indemnification under the Merger Agreement and in respect of adjustments to the Closing Consideration under the Merger Agreement.

At the effective time of the Merger, all issued and outstanding Units of Prescribe Wellness were cancelled, except for the right of each holder of Units to receive a portion of the Closing Consideration and additional payments subject to the terms and conditions of the Merger Agreement, and in each case in accordance with Prescribe Wellness’ Distribution Waterfall.  At the effective time of the Merger, all Options to purchase Units of Prescribe Wellness were cancelled, except for the right of each holder of Options to receive a portion of the Closing Consideration in accordance with Prescribe Wellness’ Distribution Waterfall.

The Merger Agreement contains representations, warranties and covenants that are customary for a transaction of this nature, including provisions that require the holders of Units of Prescribe Wellness to indemnify TRHC for certain losses that TRHC incurs, including as a result of a breach by Prescribe Wellness of its representations, warranties or covenants under the Merger Agreement.  TRHC obtained a buyer-side representations and warranties insurance policy in connection with the Merger Agreement.  The sole recourse for TRHC’s damages for breaches of representations, warranties and covenants, subject to certain limited exceptions, will be limited to recovery from certain escrowed funds and under the representations and warranties insurance policy.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants of the parties contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by confidential disclosures made by Prescribe Wellness to TRHC in connection with the Merger Agreement, (iii) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (v) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this report only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses. Investors should not rely on the representations, warranties or covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

The financial statements of Prescribe Wellness and the pro forma financial information of TRHC required under Item 9.01 of this report will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

Item 7.01 Regulation FD Disclosure

On March 5, 2019, TRHC issued a press release announcing the completion of the Merger.  TRHC also posted an investor presentation discussing Prescribe Wellness and the Merger on the Investors section of its website at www.TRHC.com.  Copies of the press release and investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of TRHC.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that address activities, events or developments that TRHC intends, expects, projects, believes or anticipates will or may occur in the future. Forward-looking statements are those that use terms such as “may,” “will,” “expect,” “believe,” “intend,” “should,” “could,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” “predict,” “potential,” and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management’s assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the parties may be unable to achieve expected synergies and operating efficiencies in the transaction within the expected time frames or at all and to successfully integrate the Company’s operations into those of TRHC, (ii) the transaction may not result in the accretion to TRHC’s earnings or other benefits, (iii) integration of the Company into TRHC may be more difficult, time consuming or costly than expected, (iv) the effect of the announcement of the transaction on TRHC’s and/or the Company’s business relationships, operating results, and business generally and potential difficulties in the Company’s employee retention as a result of the transaction, (v) risks related to diverting management’s attention from TRHC’s ongoing business operations, (vi) the outcome of any legal proceedings that may be instituted against TRHC, its officers or directors related to the Merger Agreement or the transaction, and (vii) other risk factors described in TRHC’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2018.  Factors or events that could cause TRHC’s actual results to differ may emerge from time to time, and it is not possible for TRHC to predict all of them. The statements made herein are made as of the date of this disclosure and TRHC undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited financial statements and unaudited interim financial statements of Prescribe Wellness required by this Item 9.01(a) will be filed by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information

The unaudited pro forma financial information of TRHC required by this Item 9.01(b) will be furnished by amendment not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d)                                 Exhibits.

Exhibit Number	Description

2.1*	Merger Agreement, dated March 5, 2019, by and among Tabula Rasa HealthCare, Inc., TRHC PW Acquisition, LLC, Prescribe Wellness, LLC and Fortis Advisors, LLC, as Holder Representative

99.1	Press release of Tabula Rasa HealthCare, Inc. issued March 5, 2019

99.2	Investor Presentation of Tabula Rasa HealthCare, Inc. dated March 5, 2019

* The schedules and exhibits to the merger agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

	By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: March 5, 2019